Filed Pursuant to Rule 497(e)
                                                    1933 Act File No.  333-29289
                                                    1940 Act File No.   811-8255

                              THE WORLD FUNDS, INC.
                                 New Market Fund
                         Supplement Dated March 14, 2005
                                to the Prospectus
                              Dated January 3, 2005

THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE CURRENT PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

1. The following disclosure replaces in its entirety the section entitled "FEE AND EXPENSES" currently presented on page 3:

                                FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The maximum transaction costs and total annual expenses associated with investing in shares of the Fund are described in the table below and are further explained in the example that follows:

Shareholder Transaction Fees  (fees paid   directly   from your investment)

                                                       Class A     Class C
                                                       Shares      Shares

Maximum Sales Charge (Load Imposed on  Purchases(1)     5.75%       None
Maximum Deferred Sales Charge (Load)(2)                 2.00%       2.00%
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Distributions                             None        None
Redemption Fees                                         None(3)     None(4)
Exchange Fees(5)                                        None        None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

Advisory Fee(6)                                         0.75%       0.75%
Distribution (12b-1) and Service Fees(7)                0.25%       1.00%
Other Expenses                                          2.14%       1.63%
                                                        -----       -----
Total Annual Fund Operating Expenses                    3.14%       3.38%
Fee Waiver and/or Expenses Reimbursements(8)            1.65%       1.14%
                                                        -----       -----
Net Expenses                                            1.49%       2.24%
                                                        =====       =====

(1)   As a percentage of the offering price.
(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase. A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two (2) years. The charge is a percentage of the net asset value at the time of purchase.
(3) The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors have approved this waiver and the imposition of a redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(4)   Your account may be charged $10 for a telephone redemption.
(5)   Your account may be charged $10 for a telephone exchange.
(6) The London Company of Virginia (the "Adviser") has voluntarily reduced it advisory fee from 1.00% to 0.75% effective January 1, 2004.
(7) The Fund has a Distribution and Service Plan (the "12b-1 Plan") for its Class A and Class C shares. The 12b-1 Plan may pay a maximum distribution fee of 0.50% for Class A Shares and 1.00% (0.75% for distribution expenses and 0.25% for shareholder services) for Class C Shares.
(8) In the interest of limiting expenses of the Fund, the Adviser and Commonwealth Shareholder Services, Inc. (the "Administrator" and collectively as the "Service Providers") have entered into contractual expense limitation agreements with the Company. Pursuant to the agreements, the Service Providers have agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A Shares and Class C Shares is limited to 1.49% and 2.24%, respectively, until August 31, 2007.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the examples are for comparison only.

Based on these assumptions, your costs would be:

                      1 Year(1)  3 Years    5 Years  10 Years
                      ---------  -------    -------  --------

Class A Shares          $718     $1,019     $1,688    $3,471
Class C Shares(2)        427      3,448        740     1,483

(1) The cost shown for the first year reflects the cap imposed by the expense limitation agreement.
(2) With respect to Class C Shares, the above examples assume payment of the applicable sales charge at the time of redemption. If you hold Class C Shares, and you did not sell your shares during the periods indicated, your costs would be $227 for the one year period.

2. The following disclosure is being added to section entitled "DISTRIBUTION ARRANGEMENTS" -- currently presented on page 12:

The Fund reserves the right to waive the deferred sale charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board of Directors have approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out ("FIFO") method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short time trading effected through these financial intermediaries.

                       PLEASE RETAIN FOR FUTURE REFERENCE